SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Life360, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LIFE360, INC. 1900 S NORFOLK STREET, SUITE 310 SAN MATEO, CA 94403 LIFE360, INC. 2025 Annual Meeting Vote by May 26, 2025, 8:59 p.m. PT (11:59 p.m. ET) May 27, 2025 1:59 p.m. AEST You invested in LIFE360, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 27, 2025 (U.S) (May 28, 2025 (Australia)). Vote Virtually at the Meeting* May 27, 2025 4:30 p.m. PDT May 28, 2025 9:30 a.m. AEST Virtually at: www.virtualshareholdermeeting.com/LIF2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69092-P29915 Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69093-P29915 1. Election of three Class III directors named in the proxy statement (each for a term of three years). Nominees: 1a. Chris Hulls For 1b. Charles “CJ” Prober For 1c. John Philip Coghlan For 2. Non-binding, advisory vote to approve named executive officer compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. For

Life360
ARBN 629 412 942

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Phone:
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360
MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

Life360, Inc. Annual Meeting

The Life360, Inc. Annual Meeting will be held on Wednesday, 28 May 2025 at 9:30am (AEST) (being Tuesday, 27 May 2025 at 4:30pm (PDT)). You are encouraged to participate in the meeting using the following options:

MAKE YOUR VOTE COUNT

To lodge a vote, access the Notice of Meeting and other meeting documentation visit www.investorvote.com.au and use the below information:

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

For your vote to be effective it must be received by 5:00pm (AEST) on Friday, 23 May 2025 (being 12:00am (PDT) on Friday, 23 May 2025).

ATTENDING THE MEETING VIRTUALLY

As a beneficial owner, you are invited to attend the Annual Meeting as a guest, however because you are not a stockholder of record, you cannot vote the shares underlying your CDIs at the virtual Annual Meeting at: **www.virtualshareholdermeeting.com/LIF2025**

You will have the ability to submit questions in real-time during the virtual meeting. Alternatively, you can visit our online voting site at www.investorvote.com.au and submit a question before 11:30am (AEST) on Saturday, 24 May 2025 (being 6:30pm (PDT) on Friday, 23 May 2025) or by submitting via email to investors@life360.com OR by mail to: Company Matters Level 41, 161 Castlereagh Street, Sydney NSW Australia 2000 (PO Box 20547, World Square NSW Australia 2002) Attention: Kimberly Sue no later than 11:30am (AEST) on Saturday, 24 May 2025 (being 6:30pm (PDT) on Friday, 23 May 2025)

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

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